APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R1 Administrator Class	0.25 0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Alternative Strategies Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asia Pacific Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Large Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Municipal Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Capital Growth Fund Class A Class C Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25
Colorado Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Core Bond Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Disciplined U.S. Core Fund Class A Class C Class R2 Administrator Class	0.25 0.25 0.25 0.25
Discovery Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified International Fund Class A Class B Class C Class R3 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25 0.25
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2060 Fund[4] Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dynamic Target Today Fund[5] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2015 Fund[6] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2020 Fund[7] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2025 Fund[9] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2030 Fund[9] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2035 Fund[10] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2040 Fund[11] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2045 Fund[12] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2050 Fund[13] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2055 Fund[14] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2060 Fund[15] Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Emerging Growth Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Emerging Markets Equity Income Fund Class A Class C Class R16 Administrator Class	0.25 0.25 0.25 0.25
Endeavor Select Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Enterprise Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Global Long/Short Fund Class A Class C Administrator Class	0.25 0.25 0.25
Global Opportunities Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Government Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Growth Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Service Class	0.10 0.25
High Income Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Income Plus Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
International Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
International Equity Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
International Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Intrinsic World Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Large Cap Core Fund Class A Class C Class R17 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25 0.25
Large Company Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Municipal Cash Management Money Market Fund Administrator Class Service Class	0.10 0.25
Municipal Money Market Fund Class A Investor Class Service Class Sweep Class	0.25 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
North Carolina Tax-Free Fund Class A Class C	0.25 0.25
Omega Growth Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Opportunity Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C	0.25 0.25 0.25
Precious Metals Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Premier Large Company Growth Fund Class A Class B Class C Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25 0.25
Real Return Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Short Duration Government Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Short-Term Bond Fund Class A Class C Investor Class	0.25 0.25 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Small Cap Opportunities Fund Administrator Class	0.25
Small Cap Value Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Small Company Growth Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Small Company Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Small/Mid Cap Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R18 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Special Small Cap Value Fund Class A Class B Class C Class R19 Administrator Class	0.25 0.25 0.25 0.25 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Strategic Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Traditional Small Cap Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Treasury Plus Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
WealthBuilder Conservative Allocation Portfolio	0.25
WealthBuilder Equity Portfolio	0.25
WealthBuilder Growth Allocation Portfolio	0.25
WealthBuilder Growth Balanced Portfolio	0.25
WealthBuilder Moderate Balanced Portfolio	0.25
WealthBuilder Tactical Equity Portfolio	0.25
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

1  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Absolute Return Fund, effective on or about October 1, 2015.

2  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Disciplined U.S. Core Fund, effective on or about October 1, 2015.

3  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Diversified International Fund, effective on or about October 1, 2015.

4   On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

5 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the third quarter of 2015.

6 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

7On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

8On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

9On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

10On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

11On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

12 On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

13On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

14On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

15On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

16On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Emerging Markets Equity Income Fund, effective on or about October 1, 2015.

17On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Large Cap Core Fund, effective on or about October 1, 2015.

18On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Mid Cap Value Fund, effective on or about October 1, 2015.

19On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Small Cap Value Fund, effective on or about October 1, 2015.

Most recent annual approval:  June 1, 2015

Appendix A amended:  August 11, 2015

The foregoing fee schedule is agreed to as of August 11, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

                C. David Messman

                Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

                Paul Haast

                Senior Vice President